UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-22729

The Eudora Funds

(Exact Name of Registrant as Specified in Charter)

8 West 40th Street, 4th Floor

New York, NY 10018

(Address of Principal Executive Offices)(Zip Code)

CT Corporation System

1300 East 9th Street

Cleveland, OH 44114

(Name and Address of Agent for Service)

With copy to:

JoAnn M. Strasser

 Thompson Hine LLP

41 S. High Street, 17th Floor

 Columbus, Ohio 43215

Registrant’s Telephone Number, including Area Code:  (347) 559-6565

Date of fiscal year end: October 31

Date of reporting period: April 30, 2014

Item 1.  Reports to Stockholders.

THE EUDORA FUND

Ticker: EUDFX

SEMI-ANNUAL REPORT

April 30, 2014
(Unaudited)

eudora

THE EUDORA FUND

SHAREHOLDER LETTER

APRIL 30, 2014 (UNAUDITED)

Dear Fellow Shareholders,

For the second fiscal quarter ending April 30, 2014, the Eudora Fund (the Fund) returned −0.19%, bringing the Fund’s return for the fiscal year-to-date to 2.01%. As of the end of the second fiscal quarter, the Fund’s investment exposure can be summarized as follows:

Long Equities – Core Positions:	50.20%
Long Equities – Non-Core Positions:	6.55%
Total Long Exposure:	56.75%
Net Cash:	43.25%

Short Equities:	8.62%
Short Options, adjusted[1]:	5.36%
Total Short Exposure:	13.98%

Gross Investment Exposure:	70.73%
Net Investment Exposure:	42.77%

 For our short exposure taken via options, we adjust the dollar value for the embedded leverage of options.

Our investment process is primarily focused on generating ideas for core long positions, researching them thoroughly, and taking a position if we conclude that the idea meets our criteria for investment. Our core positions tend to be relatively large (i.e., usually greater than 4% of the portfolio) and we generally intend to hold for the long term (i.e., approximately 3-5 years). Our non-core positions are those that do not meet the strict standards we set for an investment to become a significant part of the Fund’s portfolio, but still represent a favorable risk/reward tradeoff for a smaller sized position (generally 1-3% of the portfolio).

Fund net cash is what is left over after we allocate capital toward our best investment ideas. As seen in the table above, the level of net cash as a percent of the total Fund portfolio is about 43% as of the end of the Fund’s fiscal second quarter. We generally intend to target a level of net cash below 5% of the portfolio’s net assets, which implies a portfolio that is greater than 90% invested. But as we’ve discussed in past quarterly letters, we believe that the current market environment is quite extraordinary in the dearth of opportunity that it offers – average and median valuations are at extremely elevated levels, and the distribution of those valuations (around an already elevated average) is exceptionally compressed.2

2 See, for example, the Eudora Fund’s annual letter for the 2013 fiscal year: http://eudoraam.com/wp-content/uploads/2014/02/2013-Q4-Eudora-Fund-Quarterly-Letter.pdf. For an empirical discussion of median valuations and distributions, see blog posts by Eudora Asset Management here - http://eudoraam.com/blog-stock-market-valuations-2013-11/ - and the Greenbackd Blog here http://greenbackd.com/2014/02/20/worst-value-opportunity-set-in-25-years/.

THE EUDORA FUND

SHAREHOLDER LETTER (CONTINUED)

APRIL 30, 2014 (UNAUDITED)

Within the context of the Fund’s value-driven investment approach, we believe that the choice in such an environment is to either lower our standards and allocate capital to riskier and more expensive securities, or to remain disciplined and allow the level of portfolio capital residing in cash to remain elevated. Among these two choices, we view the latter as the more prudent approach as it is less likely to result in large investment losses. In the bond market, it has been said that “more money has been lost reaching for yield than at the point of a gun.”3 Paraphrasing for the equity markets, we argue that loosening risk and valuation criteria due to the general lack of cheap stocks is liable to result in significant portfolio losses, which we strive to avoid. Thus, the large cash allocation arises from our adherence to Warren Buffet’s two famous rules of investing: “Rule number one: never lose money; rule number two: never forget rule number one.”

Despite a market environment generally hostile to bargain hunters like ourselves, we’ve made considerable progress allocating capital over the past two quarters. In fact, the net cash portion of Fund assets has declined by over 20% in that time, as we have taken advantage of both market-wide and stock-specific volatility to establish several core Fund positions.

In the most recent quarter, the Fund established three new core positions, including long positions in Lindsay Corporation and II-VI Corporation, and a short position in the Russell 2000 Index via deep-in-the-money call options. While Jim Cramer likes to say that “there’s always a bull market somewhere,” for value investors like ourselves, it is just as important that there is also always a bear market somewhere. As investors looking for mispriced securities, we frequently find opportunities in underperforming securities facing what we believe are temporary setbacks. The two core long positions added to the Fund in the past quarter are both examples of companies facing issues that the market is pricing as intractable in the long run, but that we view as fleeting.

Lindsay Corporation – Mechanical Irrigation Moves Beyond its Roots

Lindsay Corporation (“Lindsay”) is one of two major manufacturers of mechanical center-pivot irrigation systems. Mechanical irrigation systems are complex robotic sprinkler systems that slowly move around a field of crops and disburse water, fertilizer, and other agri-chemicals as they move. The smallest system that Lindsay sells covers about 125 acres. Our research into Lindsay’s business revealed a number of business characteristics that we appreciate, particularly given our preference of buying strong businesses with solid long term trends in their favor:

3 This quote is generally attributed to Raymond DeVoe, Jr., who was an investment strategist at Legg Mason when he coined it in 1995.

THE EUDORA FUND

SHAREHOLDER LETTER (CONTINUED)

APRIL 30, 2014 (UNAUDITED)

•

Lindsay and its main competitor, Valley, comprise over 70% of the market for mechanical irrigation systems. When we spoke to farmers about mechanical irrigation systems, the overwhelming consensus was that you cannot go wrong buying a Lindsay or Valley system given the breadth of their dealer networks, the quality of the actual product, and the standard of service delivered by the companies’ dealers. Meanwhile, we found the reviews of the next two largest manufacturers (which combined have less than half of Lindsay’s market share) to be mixed.

•

The barriers to entry into the business are quite large as both Lindsay and Valley have invested over 50 years into the development of their dealer networks. Additionally, farmers are quite loyal to the brand that they are used to – when spending close to $100K on a piece of equipment, it rarely makes sense to save a few thousand dollars and potentially sacrifice quality.

•

The current “fleet” of mechanical irrigation systems in existence in the US is approximately 250,000. The average age of the machines is a bit over ten years old, and the average lifespan of a machine is about twenty years. This allows Lindsay to generate solid revenues from repair and replacement parts that continues to grow as Lindsay sells more machines. These “R&R” sales comprised about15% of 2013 revenue and generate higher margins than the corporate average. Further, given the large number of machines that will need to be replaced, replacement sales alone should account for a mid-single-digit growth rate in total US revenues over the next decade. So even without selling into a single new dryland field (dryland fields are those that currently use no form of irrigation and rely solely on the rain), Lindsay’s US sales will grow at a compounded rate of about 4% over the next ten years.

•

The business of manufacturing and selling mechanical irrigation systems requires little in the way of capital expenditures, given the current manufacturing capacity. Additionally, the business has historically generated very high returns on invested capital for Lindsay, in the range of about 20% after-tax over the past 10 years.

•

The international opportunity for mechanical irrigation is enormous. The US has about 55 million irrigated acres, which is about 14% of the total cultivated farmland in the country. Of those 55 million irrigated acres, about 50% of these are irrigated via mechanical irrigation systems. Our research leads us to believe that even in the US there should be long term growth in dryland irrigation given the 400 million acres that are currently totally un-irrigated. Internationally, however, the numbers are astounding:

THE EUDORA FUND

SHARHOLDER LETTER (CONTINUED)

APRIL 30, 2014 (UNAUDITED)

o

Russia, Ukraine, Brazil, and Australia have a combined total of 700 million cultivated acres. Of those, only about 25 million are irrigated (about 3.5%) and even within those irrigated acres, the penetration of mechanized irrigation is about 10%.

o

Globally (outside the US), there are over 500 million irrigated acres, and fewer than 10% of them are irrigated mechanically.

Basically, the opportunity for Lindsay to grow its business internationally is orders of magnitude greater than the potential for US sales.

All of the above points convinced us that Lindsay runs a high quality mechanical irrigation business with bright long term prospects. But, the current fiscal year for Lindsay, ending in August, features the triple whammy of having to compete with an already exceptional 2013, the expiration of certain tax credits at the end of 2013, and lower crop prices in 2014 that will leave farmers with less cash to buy expensive farm equipment. These temporary setbacks led to Lindsay’s stock trading at less than 10-times 2013 cash earnings.

Based on our extensive research, we believe that Lindsay’s 2014 troubles are transient. The 2013 sales and earnings figures are cyclically elevated and should not be used as the basis for valuation, but the 2014 numbers are cyclically depressed and are just as inappropriate to use in a rigorous investment analysis. The truth most probably lies somewhere in between. Our purchase price for Lindsay was approximately $81.30 per share and we think mid-cycle free cash flow is approximately $5.25-per-share. Adjusting for approximately $20-per-share in net cash and non-core assets that Lindsay has on its balance sheet, we paid slightly less than 12-times our estimate of normalized free cash flow, implying a free cash flow yield of about 8.5%.

We think that will look incredibly cheap a few years from now as that cash flow will grow significantly, driven by increased international penetration of mechanized irrigation systems as well as further dryland penetration in the US. At an 8.5% free cash flow yield and the mid single digit revenue growth we expect, we believe shareholder returns for our investment in Lindsay will exceed 15% per year over our holding period. Additionally, 12-times free cash flow is at the lower end of Lindsay’s historical valuation range so any increase in the stock’s valuation over our holding period will add to our returns. Finally, Lindsay management has discussed over the past year its intention to make significant value-creating investments in the company’s manufacturing operations. If successful, we believe that these capital projects will further enhance our returns. Our investment in Lindsay shares at the time of purchase represented about 6% of Fund assets.

THE EUDORA FUND

SHAREHOLDER LETTER (CONTINUED)

APRIL 30, 2014 (UNAUDITED)

II-VI – Lasers and More

II-VI Corporation (“II-VI,” pronounced “two-six”) is a mini conglomerate that is a dominant supplier of consumables to CO2-laser users, generally industrial manufacturers. Over the last few years, II-VI has embarked on a series of acquisitions that have diversified its business lines. The company currently has 5 major business lines, all of which are focused on optics/opto-electronics (primarily lasers and telecom-related optical components) and highly engineered materials.

II-VI’s most profitable business has traditionally been its laser business, which has historically generated both pre-tax margins and returns on capital of about 30%. Meanwhile, it has succeeded in growing revenues and cash flow at a compounded rate of over 15% annually over the past two decades. While the laser business has been extremely lucrative, its growth rate has slowed in recent years, and it has become evident that over the next decade the number of CO2 lasers in use will peak as CO2-based lasers are replaced by cheaper and more power-efficient fiber-based lasers. This should lead to a slow decline in the overall market of II-VI’s CO2-laser products, starting 5-10 years from now. While the decline of CO2 lasers is certainly a major issue for II-VI to deal with over the long term, we believe the market has overestimated this threat while ignoring several major positives:

•

II-VI is the “800-pound gorilla” in the CO2-laser consumables business, with 35% market share. No other competitor that we know of comes close to even 10%. II-VI’s dominance allows it to exploit economies of scale and earn extraordinary margins and returns on capital. We have spoken extensively with II-VI management, and their plan for the long term is to slowly capture share in this business while giving up a bit of margin. While the overall market itself will peak from a revenue standpoint at some point in the next decade, II-VI’s business will grow, albeit slowly, for a very long time to come as it consolidates its market share while maintaining still high margins.

•

We think the laser business will be more successful than the market gives it credit for. Meanwhile, it seems that the market is ignoring the fact that the laser business now accounts for only half of II-VI’s overall cash flows. The company has a telecom-optics segment with margins and returns on capital that are multiples of its competitors’ figures. In fact, if II-VI’s telecom optics business got the same public valuation that a competitor like JDS Uniphase Corporation currently exhibits, just this business would account for over 50% of II-VI’s market cap (at our purchase price). Additionally, this business is currently in a prime position to benefit from the next stage of telecom capital expenditures in China’s upgrade to 100G technology.

THE EUDORA FUND

SHAREHOLDER LETTER (CONTINUED)

APRIL 30, 2014 (UNAUDITED)

•

Beyond telecom optics, II-VI has several small businesses focused on proprietary highly engineered materials for the military, aerospace, industrial manufacturing, and semiconductor industries. Given the proprietary nature of these products and II-VI’s long history of producing and improving them, these businesses earn high margins and solid returns on capital. Additionally, the semiconductor industry is expected to be on the verge of a large capital equipment upgrade cycle. II-VI has several lucrative niches in this particular space that should benefit from above-average revenue growth and margin expansion as the upgrade cycle gets in full swing in 2015-2016.

•

II-VI has recently made a large acquisition of fiber-laser based manufacturing capacity dedicated to producing diodes (the highest value-add part of a laser system) for fiber lasers. The operation that II-VI acquired was expensive and distressed, but we believe that if anyone can make it work, it is the top notch management team at II-VI. The market currently gives no credit to II-VI for any type of success with this acquisition. For our part, we also do not give II-VI any credit in our analysis for success here. But we do view the acquired fiber laser business as a free option that can be worth up to 25% of the entire market capitalization of II-VI if successful.

II-VI generated $1.20 per share in free cash flow in 2013 and we believe that to be a good approximation of the company’s normalized earnings power. Difficulties with acquisition integration and a move in some of its laser-based manufacturing capacity will hurt earnings for the 2014 fiscal year but we think that 2015 earnings will bounce back strongly. The market, in our view, is unfairly penalizing II-VI for the secular challenges in the laser business and the cyclical challenges it faces in the current fiscal year, while giving little or no credit to the positive factors we mentioned above.

Our purchase price for the shares was approximately $14.50 per share, or 12-times our normalized free cash flow estimate, implying a free cash flow yield of a bit more than 8%. We believe our downside is well-protected given the quality of the businesses and the value of the physical plant and equipment. More importantly, we think the optionality embedded in a successful acquisition integration of the fiber laser assets could boost our return to over 60% over just a few years. Our allocation to II-VI shares at the time of purchase was approximately 4.25% of Fund assets.

THE EUDORA FUND

SHAREHOLDER LETTER (CONTINUED)

APRIL 30, 2014 (UNAUDITED)

*  *  *

The corollary to our view of the overall equity market as overvalued is that we expect returns from the equity market to be muted over the medium term. Based on the historical record, muted returns are not usually the result of a boring, slow-moving grind in stocks, but more akin to a roller coaster that gyrates wildly but ends up more or less where it started. We would not be surprised if that description fits stock market behavior over the next few years. As a result, we have targeted a low net exposure to equities in the Fund, and to that end we have established a short position in the Russell 2000 small capitalization index during the most recent quarter equal to about 5.5% of Fund assets. We chose to hedge with the Russell index as we believe it represents the most excessive overvaluation of all the broad equity indices and it hedges the positions we have established over the past two quarters, which all come from the small cap universe. We expect our short position in the Russell 2000 Index not only to cushion our downside in the case of a market decline, but to generate positive absolute returns as small capitalization stocks underperform their large cap cousins, as well as our long positions, over the medium term.

We continue to stick to our discipline of investing in high quality businesses at attractive valuations, and are pleased that we continue to uncover new investment ideas that excite us. I look forward to writing you again when we publish our third quarter report for the period ending July 31, 2014. Thank you for your continued confidence and support.

Sincerely,

David A. Cohen

THE EUDORA FUND

PORTFOLIO ILLUSTRATION

April 30, 2014 (UNAUDITED)

The following chart gives a visual breakdown of the Fund’s underlying securities represent as a percentage of the portfolio of investments, by industry sectors.

Biotech &
Pharmaceuticals
6.40%
Farm Machinery &
Equipment
6.46%
Finance Services
3.43%
Deep Sea Foreign
Transportation of
Freight
4.66%
Gold & Silver Ores
4.13%
Media Content
4.99%
Optical Instruments &
Lenses
4.38%
Services-Management
Consulting Services
1.63%
Telephone
Communications (No
Radio Telephone)
11.51%
Exchange Traded Funds
1.27%
Real Estate Investment
Trusts
5.72%
Short Term
Investments
45.42%

Portfolio composition is subject to change.

The chart above excludes securities sold short and options written.

Per the fee table in the February 19, 2014 Prospectus, the Fund’s total annual operating expense ratio was 2.18%.

	The Eudora Fund
	Schedule of Investments
	April 30, 2014 (Unaudited)

Shares		Value

COMMON STOCK - 49.45%

Biotech & Pharmaceuticals - 6.65~~%~~
20,000	Teva Pharmaceutical Industries Ltd. ADR (Israel)	$ 977,200

Farm Machinery & Equipment - 6.71%
11,200	Lindsay Corp. (a)	987,056

Finance Services - 3.57%
37,000	JGWPT Holdings, Inc. *	524,290

Deep Sea Foreign Transportation of Freight - 4.84%
8,539	SEACOR Holdings, Inc. (*)(b)	712,067

Gold & Silver Ores - 4.29%
3,700	Agnico-Eagle Mines Ltd. (Canada)	109,372
6,000	AngloGold Ashanti Ltd. ADR (South Africa) *	108,600
5,900	Barrick Gold Corp. (Canada)	103,073
4,000	Goldcorp, Inc. (Canada)	98,880
1,700	Randgold Resources Ltd. ADR	136,119
13,400	Sandstorm Gold Ltd. (Canada) *	75,174
		631,218
Media Content - 5.19%
118,800	TechTarget, Inc. *	762,696

Optical Instruments & Lenses - 4.56%
46,516	II-VI, Inc. *	669,830

Services-Management Consulting Services - 1.69%
50,332	Information Services Group, Inc. *	249,143

Telephone Communications (No Radio Telephone) - 11.95%
9,800	IDT Corp., Class B	155,232
23,900	Interxion Holding NV (Netherlands) *	617,815
4,900	Straight Path Communications Inc. *	34,300
78,500	Telecity Group PLC. (England)	949,949
		1,757,296

TOTAL FOR COMMON STOCK (Cost $6,567,676) - 49.45%		7,270,796
The accompanying notes are an integral part of these financial statements.

THE EUDORA FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

APRIL 30, 2014 (UNAUDITED)

EXCHANGE TRADED FUNDS - 1.31%
5,563	iShares MSCI Global Gold Miners	57,188
3,075	Market Vectors Junior Gold Miners	112,238
1,000	Market Vectors Gold Miners	24,110
TOTAL FOR EXCHANGE TRADED FUNDS (Cost $232,409) - 1.31%		193,536

REAL ESTATE INVESTMENT TRUST - 5.95%
75,700	Annaly Capital Management, Inc.	874,335
TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $895,013) - 5.95%

SHORT TERM INVESTMENTS - 47.19%
6,937,351	Federated US Treasury Cash Reserve Fund-Service Shares, 0%, (Cost $6,937,351)(**)(c)	6,937,351

TOTAL INVESTMENTS (Cost $14,632,449) - 103.90%		15,276,018

LIABILITIES IN EXCESS OF OTHER ASSETS - (3.90)%		(574,042)

NET ASSETS - 100.00%		$ 14,701,976

ADR - American Depositary Receipt
* Represents non-income producing security during the period.
** Variable rate security; the coupon rate shown represents the yield at April 30, 2014.
(a) 6,000 shares held as collateral against short positions.
(b) 5,000 shares held as collateral against short positions.
(c) 651,000 shares held as collateral against short positions.
The accompanying notes are an integral part of these financial statements.

	The Eudora Fund
	Schedule of Securities Sold Short
	April 30, 2014 (Unaudited)

Shares		Value

COMMON STOCK *

Metal Mining
40,000	Fortescue Metals Group Ltd. (Australia)	$ 187,663

National Commercial Banks
4,500	Commonwealth Bank of Australia (Australia)	329,850
9,500	Westpac Banking Corp. (Australia)	309,959
5,000	Australia & New Zealand Banking Group Limited (Australia)	160,117
10,000	Bank of Queensland Ltd. (Australia)	113,898
5,000	National Bank FPO (Australia)	163,972

TOTAL FOR COMMON STOCK (Proceeds $1,234,221)		1,265,459

RIGHTS
1,153	Bank of Queensland Ltd. Rights Exp. 05/09/2014 (Proceeds $0) (Australia)	1,617

TOTAL SECURITIES SOLD SHORT (Proceeds $1,234,221)		$ 1,267,076

* Represents non-income producing security during the period.
The accompanying notes are an integral part of these financial statements.

The Eudora Fund
Schedule of Call Options Written
April 30, 2014 (Unaudited)

CALL OPTIONS WRITTEN *

Underlying Security	Shares Subject
Expiration Date/Exercise Price	to Call	Value

Russell 2000 Index
September 2014 Call @ $800.00	700	$ 228,130

Total (Premiums Received $218,390)		$ 228,130

* Represents non-income producing security during the period.
The accompanying notes are an integral part of these financial statements.

The Eudora Fund
Statement of Assets and Liabilities
April 30, 2014 (Unaudited)

Assets:
Investments in Securities, at Value (Cost $14,632,449)	$ 15,276,018
Cash Denominated in Foreign Currencies (Cost $626)	626
Cash	1,380,658
Receivables:
Dividends and Interest	816
Prepaid Expenses	2,920
Total Assets	16,661,038
Liabilities:
Securities Sold Short, at Value (Proceeds $1,234,221)	1,267,076
Options Written, at Value (Premiums Received $218,390)	228,130
Payables:
Portfolio Securities Purchased	417,362
Due to Adviser	13,644
Trustee Fees	209
Accrued Expenses	29,240
Dividend and Interest Payable on Short Positions	3,401
Total Liabilities	1,959,062
Net Assets	$ 14,701,976

Net Assets Consist of:
Paid In Capital	$ 14,161,286
Accumulated Net Investment Loss	(101,098)
Accumulated Realized Gain on Investments and Foreign Currency	40,814
Unrealized Appreciation in Value of Investments and Foreign Currency	600,974
Net Assets (Unlimited number of shares authorized without par value)	$ 14,701,976

Shares Outstanding	1,422,317

Net Asset Value Per Share	$ 10.34

Minimum Redemption Price Per Share ($10.34 * 0.98) (Note 2) *	$ 10.13

* The Fund will deduct a 2.00% redemption fee on shares purchased and redeemed within 60 days.
The accompanying notes are an integral part of these financial statements.

The Eudora Fund
Statement of Operations
For the six months ended April 30, 2014 (Unaudited)

Investment Income:
Dividend Income (net of $2,449 of foreign tax withheld)	$ 72,006
Interest Income	28
Total Investment Income	72,034

Expenses:
Advisory Fees (Note 4)	85,273
Chief Compliance Officer Fees	890
Interest Expense	10,761
Dividend Expense	42,987
Legal	6,514
Audit	7,039
Transfer Agent	15,888
Custody	5,068
Trustee	3,334
Registration	2,557
Printing and Mailing	178
Insurance	672
Miscellaneous	3,744
Total Expenses	184,905
Fees Waived and Reimbursed by the Adviser	(11,773)
Net Expenses	173,132

Net Investment Loss	(101,098)

Realized Gain/(Loss) on:
Investments in Securities and Foreign Currency	35,425
Capital Gain Distributions from Investment Companies	9,564
Options Written	-
Securities Sold Short	72
Net Realized Gain	45,061

Change in Unrealized Appreciation/(Depreciation) on:
Investments in Securities	312,496
Options Written	(9,740)
Securities Sold Short	2,602
Net Change in Unrealized Appreciation	305,358

Net Realized and Unrealized Gain on Investments	350,419

Net Increase in Net Assets Resulting from Operations	$ 249,321

The accompanying notes are an integral part of these financial statements.

The Eudora Fund
Statements of Changes in Net Assets

	(Unaudited)
	Six Months
	Ended	Period Ended *
	4/30/2014	10/31/2013
Increase/(Decrease) in Net Assets From Operations:
Net Investment Loss	$ (101,098)	$ (125,723)
Net Realized Gain/(Loss) on Investments and Foreign Currency	35,425	(232)
Capital Gain Distributions from Investment Companies	9,564	-
Net Realized Gain/(Loss) on Options	-	-
Net Realized Gain on Securities Sold Short	72	-
Change in Unrealized Appreciation on Investments	312,496	331,073
Change in Unrealized Depreciation on Options Written	(9,740)	-
Change in Unrealized Appreciation/(Depreciation) on Securities Sold Short	2,602	(35,457)
Net Increase in Net Assets Resulting from Operations	249,321	169,661

Distributions to Shareholders:
Net Investment Income	-	-
Realized Gains	(4,015)	-
Total Dividends and Distributions Paid to Shareholders	(4,015)	-

Capital Share Transactions	1,934,564	12,252,445

Total Increase in Net Assets	2,179,870	12,422,106

Net Assets:
Beginning of Period	12,522,106	100,000

End of Period (including accumulated net investment loss of $(101,098) and $0, respectively)	$ 14,701,976	$ 12,522,106

* For the period December 3, 2012 (commencement of investment operations) through October 31, 2013.
The accompanying notes are an integral part of these financial statements.

The Eudora Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	(Unaudited)
	Six Months
	Ended		Period Ended	(a)
	4/30/2014		10/31/2013

Net Asset Value, at Beginning of Period	$ 10.14		$ 10.00

Income From Investment Operations:
Net Investment Loss *	(0.08)		(0.14)
Net Realized and Unrealized Gain on Investments	0.28		0.28
Total from Investment Operations	0.20		0.14

Distributions from:
Net Investment Income	-		-
Net Realized Gain	-	+	-
Total from Distributions	-		-

Redemption Fees	-		-

Net Asset Value, at End of Period	$ 10.34		$ 10.14

Total Return ** (b)	2.00%		1.40%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 14,702		$ 12,522
Before Waiver
Ratio of Expenses to Average Net Assets	2.71%	***	2.61%	***
Ratio of Expenses to Average Net Assets, Excluding Dividend and Interest on Securities Sold Short	1.92%	***	2.27%	***
Ratio of Net Investment Loss to Average Net Assets	(1.65)%	***	(2.02)%	***
After Waiver
Ratio of Expenses to Average Net Assets	2.55%	***	2.09%	***
Ratio of Expenses to Average Net Assets, Excluding Dividend and Interest on Securities Sold Short	1.75%	***	1.75%	***
Ratio of Net Investment Loss to Average Net Assets	(1.48)%	***	(1.49)%	***
Portfolio Turnover	2.37%		0.00%

(a) For the period December 3, 2012 (commencement of investment operations) through October 31, 2013.
(b) Not Annualized
+ Amount calculated is less than $0.005.
* Per share net investment income (loss) has been determined on the basis of average shares method.
** Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of all Fund distributions.

*** Annualized
The accompanying notes are an integral part of these financial statements.

THE EUDORA FUND

NOTES TO FINANCIAL STATEMENTS

April 30, 2014 (Unaudited)

1.  ORGANIZATION

The Eudora Funds ("The Trust") was formed as a statutory trust on July 6, 2012 under the laws of the State of Ohio.   The Eudora Fund ("the Fund") is a non-diversified fund.  The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated July 5, 2012 (the "Trust Agreement") filed with the Ohio Secretary of State on July 6, 2012.  The Trust Agreement permits the Board of Trustees to authorize and issue an unlimited number of shares of beneficial interest of separate series without par value.  The Fund is the only series currently authorized by the Trustees. The investment adviser to the Fund is Eudora Asset Management, LLC (the "Adviser").

The Fund’s investment objective is long-term capital appreciation.

2.  SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The following is a summary of significant accounting policies used in preparing the financial statements.

FOREIGN CURRENCY - Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

THE EUDORA FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 2014 (UNAUDITED)

CASH AND CASH EQUIVALENTS - The Fund maintains its cash in an account at a regional bank which, at times, may exceed federally insured limits. The Fund has not experienced any losses in such account and believes it is not exposed to any significant credit risk on its cash deposits.

SHORT SALES - The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security.  When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale.  A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. The Fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. Such amounts are recorded on the ex-dividend date as a dividend expense.

OPTION WRITING - When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

FEDERAL INCOME TAXES - The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

THE EUDORA FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 2014 (UNAUDITED)

In addition, Generally Accepted Accounting Principles ("GAAP") requires management of the Fund to analyze all open tax years, as defined by IRS statute of limitations for all major industries, including federal tax authorities and certain state tax authorities. As of April 30, 2014, the Fund did not have a liability for any unrecognized tax benefits. The Fund had no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

USE OF ESTIMATES - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during reported period.  Actual results could differ from those estimates.

OTHER - The Fund follows industry practice and records security transactions on the trade date.  The highest cost method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income and expense are recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

REDEMPTION FEES - The Board of Trustees has adopted a redemption policy to discourage short term traders and/or market timers from investing in the Fund.  A 2.00% fee will be assessed against investment proceeds withdrawn less than 60 days from investment. The Fund uses a "first in, first out" method for calculating the redemption fee.  This means that shares held the longest will be redeemed first, and shares held the shortest time will be redeemed last. The redemption fee is intended to offset the costs associated with short-term shareholder trading and is retained by the Fund.  The redemption fee is applied uniformly in all cases. The Fund had no redemption fees during the six months ended April 30, 2014.

SUBSEQUENT EVENTS - The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

THE EUDORA FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 2014 (UNAUDITED)

3.  FAIR VALUE OF INVESTMENTS

SECURITY VALUATION - The Fund's assets are generally valued at their market value using market quotations.  The net asset value ("NAV") of the shares of the Fund is determined at the close of trading (normally 4:00 p.m., Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for business.  The Fund may use pricing services to determine market value.  If market prices are not available or, in the Adviser's opinion, market prices do not reflect fair value, or if an event occurs after the close of trading on the domestic or foreign exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, the Adviser will value the Fund's assets at their fair value according to policies approved by the Fund's Board of Trustees.  For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund's fair value pricing guidelines.  Securities trading on overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market, but prior to the close of the U.S. market.  The Fund's NAV is calculated based, in part, upon the market prices of the Underlying Funds in its portfolio, and the prospectuses of those companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.  Because foreign securities trade on days when Fund shares are not priced, the value of securities held by the Fund can change on days when Fund shares cannot be purchased or redeemed.

Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price.  When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or

THE EUDORA FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 2014 (UNAUDITED)

bid prices.  If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation.  Various inputs are used in determining the value of the Fund's investments.  These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an active market, price for similar instruments, interest rates, prepayment speeds, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of inputs used as of April 30, 2014 in valuing the Fund’s investments carried at value:

	Financial Instruments—Assets
Categories	Level 1	Level 2	Level 3	Fair Value
Common Stocks	$ 7,270,796	$ -	$ -	$ 7,270,796
Exchange Traded Funds	193,536	-	-	193,536
Real Estate Investment Trust	874,335	-	-	874,335
Short-Term Investments:
Federated US Treasury Cash Reserve Fund	6,937,351	-	-	6,937,351
	$15,276,018	$ -	$ -	$15,276,018

THE EUDORA FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 2014 (UNAUDITED)

Financial Instruments—Liabilities
Categories	Level 1	Level 2	Level 3	Fair Value
Securities Sold Short	$ 1,267,076	$ -	$ -	$ 1,267,076
Options Written	228,130	-	-	228,130
	$ 1,495,206	$ -	$ -	$ 1,495,206

The Fund did not hold any Level 2 or Level 3 assets during the six months ended April 30, 2014. There were no significant transfers into Level 2 or out of Level 1 during the period. It is the Fund’s policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

4.  RELATED PARTY TRANSACTIONS

INVESTMENT ADVISER: Eudora Asset Management, LLC, (the “Adviser”) serves as investment adviser to the Fund.  Subject to the authority of the Board, the Adviser is responsible for management of the Fund's investment portfolio.  The Adviser is responsible for selecting the Fund's investments according to the Fund's investment objective, policies and restrictions and as compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly in arrears at an annual rate of 1.25% of the average daily net assets of the Fund during the term of the Agreement.  For the six months ended April 30, 2014, the Adviser earned advisory fees of $85,273.  As of April 30, 2014, the Fund owed the Adviser $13,644 for advisory fees.

Pursuant to an agreement between the Trust and the Adviser (the “Investment Advisory Agreement”), the Adviser provides investment management services to the Fund.  Under the Investment Advisory Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund.  Under the Investment Advisory Agreement, the Adviser pays the operating expenses of the Fund except that the Fund will pay brokerage commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of acquired funds, and extraordinary or non-recurring expenses.

The Adviser has contractually agreed to waive management fees and/or to make payments to limit the Fund expenses, until February 28, 2015, to ensure that total annual Fund operating expenses after fee waiver and reimbursement (exclusive of any taxes, short selling expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation, but including organizational and offering costs) will not exceed 1.75% of average daily net assets.  Fee waivers and expense reimbursements are subject to possible recoupment from the Fund in

THE EUDORA FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 2014 (UNAUDITED)

future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  This agreement may be terminated only by the Fund's Board of Trustees, on 60 days written notice to the Fund's adviser.  For the six months ended April 30, 2014, the Adviser waived fees of $11,773.

As of October 31, 2013, the following is subject to repayment by the Fund to the Advisor pursuant to the expense limitation agreement:

Fiscal Year Ended	Recoverable Through	Fund
October 31, 2013	October 31, 2016	$44,564

Each Trustee who is not affiliated with the Trust or Adviser will receive $2,500 per year.  The foregoing compensation will be paid in quarterly payments.

The "interested persons" who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

5.  CAPITAL SHARE TRANSACTIONS

The Trust is authorized to issue an unlimited number of shares of separate series without par value.  The total paid-in capital was $14,161,286 as of April 30, 2014.  Transactions in capital for the six months ended April 30, 2014 and for the period of December 3, 2012 (commencement of investment operations) through October 31, 2013 were as follows:

	Six Months Ended April 30, 2014		For the period of December 3, 2012 (commencement of investment operations) through October 31, 2013
	Shares	Amount	Shares	Amount
Initial seed capital	-	$ -	10,000	$ 100,000
Shares sold	235,352	2,421,317	1,289,797	12,911,469
Shares reinvested	383	3,896	-	-
Shares redeemed	(47,841)	(490,649)	(65,374)	(659,024)
Net increase	187,894	$ 1,934,564	1,234,423	$ 12,352,445

Shareholders will be subject to a Redemption Fee on redemptions and exchanges equal to 2.00% of the net asset value of the Fund shares redeemed within 60 days after their purchase.  For six months ended April 30, 2014, no redemption fees were collected by the Fund from shareholder transactions and included in paid-in-capital.

THE EUDORA FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 2014 (UNAUDITED)

6.  OPTIONS

Transactions in written options during the six months ended April 30, 2014, were as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding at October 31, 2013	-	$ -
Options written	7	218,390
Options exercised	(-)	(-)
Options expired	(-)	(-)
Options terminated in closing purchase transaction	(-)	(-)
Options outstanding at April 30, 2014	7	$ 218,390

All derivatives held during the year contained equity risk exposure. The location on the statement of assets and liabilities of the Fund’s derivative positions, which are not accounted for as hedging instruments under GAAP, is as follows:

Financial Investment Type	Location	Value

Options Written	Options Written, at value	($228,130)

Realized and unrealized gains and losses on derivatives contracts entered into during six months ended April 30, 2014, by the Fund are recorded in the following locations in the Statement of Operations:

	Location	Realized Gain/(Loss)	Location	Unrealized Gain/(Loss)
Options Written	Realized Gain on Options Written	$ -	Change in Unrealized Appreciation on Options Written	($9,740)

The Fund engages in option transactions involving individual securities and stock indexes. An option involves either: (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option; or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a stock index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. The Fund may purchase and write options. Options are sold (written) on securities and stock indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an

THE EUDORA FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 2014 (UNAUDITED)

option on a stock index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. To cover the potential obligations involved in writing options, the Fund will either: (a) own the underlying security, or in the case of an option on a market index, will hold a portfolio of stocks substantially replicating the movement of the index; or (b) the Fund will segregate with the custodian high grade liquid assets sufficient to purchase the underlying security or equal to the market value of the stock index option, marked to market daily.

The purchase of options limits the Fund's potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When the Fund writes a call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. When the Fund writes a put option, it will assume the risk that the price of the underlying security or instrument will fall below the exercise price, in which case the Fund may be required to purchase the security or instrument at a higher price than the market price of the security or instrument. In addition, there can be no assurance that the Fund can affect a closing transaction on a particular option it has written. Further, the total premium paid for any option may be lost if the Fund does not exercise the option.

The Fund engages in option transactions involving securities and stock indices in order to gain exposure to particular securities or markets, in connection with hedging transactions, or to try to enhance returns. Options require additional skills and techniques beyond normal portfolio management. The Fund's use of options involves risk that such instruments may not work as intended due to unanticipated developments, especially in abnormal market conditions, or if the Advisor makes an error in judgment, or other causes. The use of options may magnify the increase or decrease in the performance of the Fund, and may also subject the Fund to higher price volatility.

The premiums paid for the options represent the cost of the investment and the options are valued daily at their closing price. The Fund recognizes a realized gain or loss when the option is sold or expired. Option holdings within the Fund, which may include put options and call options, are subject to loss of value with the passage of time, and may experience a total loss of value upon expiration.

THE EUDORA FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 2014 (UNAUDITED)

With options, there is minimal counterparty risk to the Fund since they are exchange traded.

The options outstanding as of April 30, 2014, as disclosed in the Notes to the Financial Statements, and the amounts of realized and changes in unrealized gains and losses on the options during the period, as disclosed in the Statement of Operations, serve as indicators of the volume of option activity.

7.  INVESTMENT TRANSACTIONS

For the six months ended April 30, 2014, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated to $4,801,917 and $139,223, respectively for the Fund. Purchases and sales of short securities aggregated to $0 and $0, respectively. Purchases and sales of options written aggregated $0 and $218,390, respectively.

8.  TAX MATTERS

As of April 30, 2014, the tax basis components of unrealized appreciation (depreciation) and cost of investment securities were as follows:

Federal tax cost of investments, including short-term investments	$ 14,632,449

Gross tax appreciation of investments	$ 938,576

Gross tax depreciation of investments	$ (337,602)

Net tax appreciation of investments	$ 600,974

The Fund’s tax basis capital gains and losses and undistributed ordinary income are determined only at the end of each fiscal year.  For tax purposes, at October 31, 2013, the following represents the tax basis capital gains and losses and undistributed ordinary income:

Undistributed ordinary income	$ -

Short-term capital loss carry-forward +	$ (232)

Accumulated realized gains	$ -

+ The capital loss carry-forwards will be used to offset any capital gains realized by the Fund in future years through the expiration dates.  The Fund will not make distributions from capital gains while a capital loss carry-forward remains.

THE EUDORA FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 2014 (UNAUDITED)

The Regulated Investment Company Modernization Act of 2010 generally allows capital losses incurred in a taxable year beginning after December 22, 2010 (post-enactment year) to be carried forward for an unlimited period to the extent not utilized.  However, any capital loss carry-forward generated in a post-enactment year must be carried forward to offset subsequent year net capital gains before any capital loss carry-forward from a pre-enactment year can be used.  This may increase the risk that a capital loss generated in a pre-enactment year will expire unutilized.

Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain/loss.  Undistributed net investment income and accumulated undistributed net realized gain/loss on investment transactions may include temporary book and tax differences which reverse in subsequent periods.  Any taxable income or gain remaining at fiscal year-end is distributed in the following year.

On December 27, 2013, the Fund declared a distribution of $.00303 per share of long term capital gain.

There were no distributions paid during the period of December 3, 2012 (commencement of investment operations) through October 31, 2013.

The tax character of distributions paid during the six months ended April 30, 2014 the period of December 3, 2012 (commencement of investment operations) through October 31, 2013 were as follows:

	2014	2013
Ordinary Income	$ -	$ -
Short-term Gain	$ -	$ -
Long-term Gain	$ 4,015	$ -

The Eudora Fund
Expense Illustration
April 30, 2014 (Unaudited)

Expense Example

As a shareholder of The Eudora Fund (the "Fund"), you incur ongoing costs which typically consist of (1) management fees, custody fees, transfer agent fees, and other Fund expenses and (2) potential redemption fees for redemptions of shares within 60 days of purchase. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, November 1, 2013 through April 30, 2014.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	November 1, 2013	April 30, 2014	November 1, 2013 to April 30, 2014

Actual	$1,000.00	$1,020.03	$8.76
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,016.12	$8.75

* Expenses are equal to the Fund's annualized expense ratio of 1.75%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

THE EUDORA FUND

TRUSTEES & OFFICERS

April 30, 2014 (UNAUDITED)

The following table provides information regarding each Trustee who is not an "interested person" of the Trust ("Independent Trustee"), as defined in the 1940 Act.

Independent Trustees

Name, Address and Year of Birth [1]	Position(s) Held with the Trust	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee During Last 5 Years
Jeffrey Meyers Year of Birth: 1969	Trustee	Indefinite; September 2012 to present	Portfolio Manager, Cobia Capital (1/2008 to present); Technology Sector Financial Analyst, Intrepid Capital Management (2003-2007)	1	None
Ruvin Levavi Year of Birth: 1983	Trustee	Indefinite; September 2012 to present	Insurance Sales, New York Life Insurance (5/2012 to present); Attorney, Ruvin Levavi, Esq. (5/2010 to 5/2012); Legal Intern, New York Attorney General (7/2008 to 5/2009); Student, Fordham School of Law (9/2006 to 5/2009)	1	None
Sion Nuseiri Year of Birth: 1985	Trustee	Indefinite; December 2012 to present	Assistant Controller, MetTel (8/2009 to present); Audit Associate, Grant Thronton (8/2007 to 7/2009)	1	None

THE EUDORA FUND

TRUSTEES & OFFICERS (CONTINUED)
APRIL 30, 2014 (UNAUDITED)

The following table provides information regarding each Trustee who is an "interested person" of the Trust ("Interested Trustee"), as defined in the 1940 Act, and each officer of the Trust.

Interested Trustees, Officers

Name, Address and Year of Birth [1]	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee [2]	Other Directorships Held by Trustee During Last 5 Years
David A. Cohen [3] Year of Birth: 1981	Trustee, Chairman, President and Treasurer	Trustee, Indefinite, July 2012 to present; President and Treasurer, Annual, September 2012 to present	Managing Partner, Eudora Asset Management, LLC (2007 to present)	1	None
David Kuhr Year of Birth: 1961	Secretary, Chief Compliance Officer	Annual, Indefinite, September 2012 to present

President, Green Bar Consulting (01/11- Present); CCO, The Ancora Group (10/03 - 02/11); CCO, Ancora Securities, Inc (10/03 – 02/11); CCO, Ancora Advisors, LLC (10/03 – 02/11), CCO, The Ancora Family of Funds (01/04 – 02/11); CCO, Safeguard Securities (12/05 – 02/12); Principal, Advoca Securities, LLC (02/11 – Present); Principal, Arbor Court Capital, LLC (02/12 – Present)

				n/a	n/a

1Unless otherwise specified, the mailing address of each Trustee is c/o The Eudora Funds, 8 West 40th Street, 4th Floor, New York, NY 10118.

2 The "Fund Complex" consists of The Eudora Funds.

3 Mr. Cohen is considered an "Interested" Trustee as defined in the 1940 Act, because he is an officer of the Trust and controls the Fund's investment adviser.

THE EUDORA FUND

TRUSTEES & OFFICERS (CONTINUED)
APRIL 30, 2014 (UNAUDITED)

Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free 1-866-232-3837 to request a copy of the SAI or to make shareholder inquiries. The SAI is also available on the Fund’s website at www.eudorafund.com.

THE EUDORA FUND

ADDITIONAL INFORMATION

April 30, 2014 (UNAUDITED)

Portfolio Holdings – The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on January 31 and July 31. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-866-232-3837, free of charge.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at 1-866-232-3837 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.  A review of how the Fund voted on company proxies can be obtained at our transfer agent’s website, www.mutualss.com.

Board of Trustees
David Cohen
Jeffrey Meyers
Ruvin Levavi
Sion Nuseiri

Dividend Paying Agent,
Shareholders' Servicing Agent,
Transfer Agent
Mutual Shareholder Services, LLC
8000 Town Centre Drive, Suite 400
Broadview Heights, OH 44147

Custodian
The Huntington National Bank, NA
41 South High Street
Columbus, OH 43216

Independent Registered Public Accounting Firm
Sanville & Company
1514 Old York Road
Abington, PA 19001

Legal Counsel
Thompson Hine LLP
41 South High Street, Suite 1700
Columbus, OH 43215

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

eudora

 Item 2. Code of Ethics.

The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal account officer or controller, or persons performing similar functions. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

(a) The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Eudora Funds

By /s/David Cohen

 David Cohen

 Trustee

Date: July 3, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/David Cohen

David Cohen

Trustee

Date July 3, 2014